General	9 Months Ended
Sep. 30, 2021
General [Abstract]
GENERAL

NOTE 1: GENERAL

a.	BiondVax Pharmaceuticals Ltd. (“the Company”) is focused on developing and ultimately commercializing products for prevention and treatment of infectious diseases and related illnesses. The Company was incorporated on July 21, 2003 in Israel, and started its activity on March 31, 2005. The Company’s principal executive offices and main laboratory are located at Jerusalem BioPark, 2nd floor, Hadassah Ein Kerem Campus, Jerusalem, Israel, next to Hadassah University Hospitals and Hebrew University’s Medical School.

b.	On May 15, 2015, the Company completed a public offering of securities in the United States.

c.	On March 28, 2017, the Company received an approval from the Investment Center of the Ministry of Economy and Industry of the State of Israel, for a grant (“the Grant”) representing 20% of a NIS 20,000 budget to be utilized towards the construction of a factory for the production of Phase 3 and commercial batches of the Company’s product. The receipt of the Grant was subject to certain terms and conditions, including those outlined under the Israeli Encouragement of Capital Investment Law,1959. The terms and conditions included, inter alia, the following: (a) at least 24% of the investments in the planned manufacturing facility’s fixed assets would be financed by additional share capital; (b) the Company would maintain its intellectual property and manufacturing facility in Israel for a period of at least 10 years.

To the report date the Investment Center of the Ministry of Economy and Industry of the State of Israel has yet to approve the grant to the company.

d.	On June 19, 2017, the Company entered into a Finance Contract with the European Investment bank (EIB) for a total amount of € 20,000 (approximately $ 23,200) and up to 50% of the Company’s expected cost of developing and marketing the Company’s product candidate, M-001. In addition, as repayment features, EIB was entitled to receive the higher between 3% of any M-001 sales revenues for a period of ten years, or realizing a cash-on-cash multiple of 2.8 times.

e.	On April 22, 2019, the EIB agreed to expand the 2017 financing agreement to the Company by an additional € 4,000 to a total of € 24,000 (approximately $ 27,600).

f.	On October 23, 2020, the Company announced Phase 3 clinical trial results of its M-001 universal vaccine product. The results did not demonstrate a statistically significant difference between the vaccinated group and the placebo group in reduction of flu illness and severity. Therefore, the study failed to meet both the primary and secondary efficacy endpoints. However, the study’s primary safety endpoint was met.

g.	On January 26, 2021, the EIB notified us, among other things, that they will not consider the failure of our pivotal phase 3 trial for M-001 to meet the primary and secondary efficacy endpoints as a trigger for prepayment of the loan extended under the Finance Contract.

However, the EIB cautioned us that their letter is not a consent, agreement, amendment or waiver in respect of the terms of the Finance Contract, reserving any other right or remedy the EIB may have now or subsequently. There is no guarantee that the decision by the EIB in their letter will not change at any time and without any notice or that the EIB will not determine that an event of default has occurred under the Finance Contract, which could result in all loans extended under the Finance Contract being accelerated and secured creditor remedies being exercised. If some or all of the loans under the Finance Contract are accelerated by the EIB, or secured creditor remedies are exercised, we expect such events to adversely impact our ability to continue as a going concern.

As of September 30, 2021, the EIB loan balance is $19,971 (approximately NIS 64,488).

h.	In the nine months ended September 30, 2021, the Company incurred a loss of NIS 29,225 ($ 9,051) and negative cash flows from operating activities of NIS 17,961 ($ 5,563) and it has an accumulated deficit of NIS 354,018 ($ 109,637) as of that date.

To date the Company has not generated any revenues and will need additional funds to finance its operations in the future.

Furthermore, the Company intends to continue to finance its operating activities by raising capital. There are no assurances that the Company will be successful in obtaining an adequate level of financing needed for its long-term research, development and potential commercialization activities.

If the Company will not have the sufficient liquidity resources, the Company may not be able to continue the development of its prospective products or may be required to implement a cost reduction and may be required to delay part of its development program. The Company’s management and Board of Directors are of the opinion that its current financial resources will be sufficient to continue the operations of the Company for at least the next twelve months.